Exhibit 10.78

EXPLANATORY NOTE: [***] INDICATES THE PORTION OF THIS EXHIBIT

THAT HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND

(II) WOULD BE COMPETITIVELY HARMFUL IN PUBLICLY DISCLOSED.

Amendment 01 to Project AIM02

Statement of Work and Budget for

Original Amarex Project No.:

AIM02_Phase 1 & 2

Prepared for:

AIM ImmunoTech Inc.

2117 SW Highway 484

Ocala, FL 34473

Prepared by:

Amarex Clinical Research, LLC

20201 Century Boulevard

Germantown, MD 20874

Phone: (301) 528-7000

Fax: (301) 528-2300

Amendment Date: December 30, 2020

This Amendment 1 to the Amarex Project AIM02 is prepared for the exclusive use of AIM, for the work indicated herein. It is proprietary and not to be copied or distributed outside of AIM.

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1. Terms and Conditions

Made this 30th day of December, 2020 (the “Effective Date”) to the Project Agreement made on the 6th day of August, 2020 (the “Agreement) by and between:

AIM Immunotech Inc., a corporation with its principal place of business at 2117 SW Highway 484, Ocala, FL 34473 (hereinafter “AIM”), AND

Amarex Clinical Research, LLC, a for-profit Maryland limited liability company with its principal place of business at 20201 Century Boulevard, Germantown, Maryland 20874. (hereinafter “Amarex”).

WHEREAS AIM has requested and Amarex has agreed to provide certain Services in addition to those in the Agreement relating to additional services.

NOW THEREFORE, the parties hereby agree to amend the Agreement as follows:

1.	Amarex agrees to provide the Services as listed in Section 2, Project Statement of Work.

2.	AIM agrees to pay Amarex the costs noted in Section 4, Amendment Budget.

3.	AIM will pay the costs associated with the Amendment according to Section 5, Payment Schedule.

This Amendment may be signed in any number of counterparts, which, when taken together, will constitute one and the same Amendment.

IN WITNESS WHEREOF, the authorized representatives of the parties have duly executed this agreement as of the Effective Date.

FOR AND BEHALF OF:

For and on behalf of AIM Immunotech Inc.:		For and on behalf of Amarex Clinical Research, LLC:

Print Name:	Peter W. Rodino	Print Name:	Kazem Kazempour

Signature:	/s/ Peter W. Rodino	Signature:	/s /Kazem Kazempour

Title:	COO	Title:	President and CEO (Member)

Date:	1/5/2021	Date:	1/6/2021

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2. Project Statement of Work

Amarex will support AIM in clinical trial work, to include:

●	Monitoring of the Phase I Unit in the Netherlands by a local Dutch monitor.

●	Setup and maintenance of a shadow TMF, and investigator site files can be provided if the Phase I Unit does not do this itself. Training of a backup CRA can be conducted, if needed.

Assumptions

Activity / resource	Unit
Patients, territories and sites
Enrolled patients	40
Sites	1
Countries	1 (NL)
CRAs	1 (backup CRA training billed if required)
Study duration (months)
Set up duration	1.0
Conduct	5
Closure duration	1.0
Meetings and visits
KO TC	1
Investigator meetings	NA
Sponsor/CRO Study Team Teleconferences	9x 1hr TCs in total Fortnightly during set up Monthly during Conduct Fortnightly during closure
Site visits
PSVs	0
SIVs	1
MVs - Conduct	6 (1x 1 day visit and 5x 2 day visits)
COVs	1

3. Timelines

Amarex will begin working upon approval of this Amendment.

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4. Amendment Budget

Services

CLINICAL SITE SERVICES
Bid ID	Service	Unit Description	Unit Cost $	No. Units	Total Cost $	Category Total $
	Study start-up (1 months)
1	Study familiarisation	Once	$ [***]	1	$ [***]
2	Study KO meeting (TC)	Once	$ [***]	1	$ [***]
3	Preparation of PM Plans	Plans	$ [***]	4	$ [***]
4	Site initiation	Sites	$ [***]	1	$ [***]
5	In-house SCRA activities - set up including site communication	Site / months	$ [***]	1	$ [***]
6	Sponsor TCs - set up	Alternate Weeks	$ [***]	2	$ [***]	$ [***]
	Conduct (5 months)
7	Monitoring Visits	IMV	$ [***]	6	$ [***]
8	In-house SCRA activities - conduct including site communication	cohorts	$ [***]	4	$ [***]
9	Sponsor TCs - Conduct	monthly	$ [***]	5	$ [***]	$ [***]
	Study closure (1 months)
10	Close-Out	COVs	$ [***]	1	$ [***]
11	In-house SCRA activities - closure including site communication	Site / months	$ [***]	1	$ [***]
12	Sponsor TCs - closure	Alternate Weeks	$ [***]	2	$ [***]	$ [***]

	TOTAL				$ [***]

Optional Services

OPTIONAL SERVICES
Bid ID	Service	Unit Description	Unit Cost $	No. Units	Total Cost $	Category Total $
	Study start-up (1 months)
13	Backup CRA familiarization and training	per CRA	$ [***]	1	$ [***]
14	Set up shadow TMF	Sites	$ [***]	1	$ [***]
15	Set up ISFs	Sites	$ [***]	1	$ [***]	$ [***]
	Conduct (5 months)
16	Maintenance of TMF - Conduct	Site / months	$ [***]	5	$ [***]	$ [***]
	Study closure (1 months)
17	Return of TMF to sponsor	Sites	$ [***]	1	$ [***]	$ [***]

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Estimated Pass-Through

Estimated Pass-Through Costs
Bid ID	Service	Unit Description	Unit Cost $	No. Units	Total Cost $	Category Total $
1	Printing/Shipping	site months	$ [***]	7	$ [***]
2	Communications	TCs	$ [***]	9	$ [***]	$ [***]

	ESTIMATED TOTAL				$ [***]

5. Payment Schedule

Payment Description	Percentage Due	Amount
Monthly Unit-Based Billing	TBD	TBD

AIM will be billed according to the same terms and provisions as outlined in the Agreement.

Amarex Confidential and Proprietary
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